                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that Lori M. Salvo, a member of the Board of Directors of ML Life Insurance Company of Hew York (the "Company"), whose signature appears below, constitutes and appoints Barry G. Skolnick, Frances Grabish and Kirsty Lieberman, respectively, and each of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign any and all Registration Statements and Amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, under the Investment Company Act of 1940, where applicable, and the Securities Act of 1933, respectively, with the Securities Exchange Commission, for the purpose of registering any and all variable life and variable annuity separate accounts (collectively "Separate Accounts"), of the Company that may be established in connection with the issuance of any and all variable life and variable annuity contracts funded by such Separate Accounts, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done.


                                                 /s/ LORI M. SALVO
                                           -------------------------------
Date: October 31, 2005                             Lori M. Salvo



State of New Jersey
County of Mercer

     On the 10th day of November, 2005, before me came Lori M, Salvo, Director of ML Life Insurance Company of New York, to me known to be said person and she signed the above Power of Attorney on behalf of ML Life Insurance Company of New York.


                                           /s/ DENISE MARSHALL
                                           -------------------------------
[SEAL]                                     Notary Public

                                           DENISE A. MARSHALL
                                           Notary Public of New Jersey
                                           My Commission Expires Feb. 24, 2006

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that Deborah J. Adler, a member of the Board of Directors of ML Life Insurance Company of New York (the "Company"), whose signature appears below, constitutes and appoints Barry G. Skolnick, Frances Grabish and Kirsty Lieberman, respectively, and each of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitutton, for her and in her name, place and stead, in any and all capacities, to sign any and all Registration Statements and Amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, under the Investment Company Act of 1940, where applicable, and the Securities Act of 1933, respectively, with the Securities Exchange Commission, for the purpose of registering any and all variable life and variable annuity separate accounts (collectively "Separate Accounts"), of the Company that may be established in connection with the issuance of any and all variable life and variable annuity contracts funded by such Separate Accounts, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done.

Effective Date: October 31, 2005

                                                 /s/ DEBORAH J. ADLER
                                           -------------------------------
                                                 Deborah J. Adler




State of New Jersey
County of Mercer

     On the 10th day of November, 2005, before me came Deborah J. Adler, Director of ML Life Insurance Company of New York, to me known to be said person and she signed the above Power of Attorney on behalf of ML Life Insurance Company of New York.



                                               /s/ DENISE A. MARSHALL
                                           -------------------------------
[SEAL]                                             Notary Public

                                           DENISE A. MARSHALL
                                           Notary Public of New Jersey
                                           My Commission Expires Feb. 24, 2006

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that Joseph Justice, a member of the Board of Directors of ML Life Insurance Company of New York (the "Company"), whose signature appears below, constitutes and appoints Barry G. Skolnick, Frances Grabish and Kirsty Lieberman., respectively, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Registration Statements and Amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, under the Investment Company Act of 1940, where applicable, and the Securities Act of 1933, respectively, with the Securities Exchange Commission, for the purpose of registering any and all variable life and variable annuity separate accounts (collectively "Separate Accounts"), of the Company that may be established in connection with the issuance of any and all variable life and variable annuity contracts funded by such Separate Accounts, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done.

Date: October 31, 2005                           /s/ JOSEPH JUSTICE
                                           -------------------------------
                                                  Joseph Justice



State of New Jersey
County of Mercer


         On the 10th day of November, 2005, before me came Joseph Justice, Director of ML Life Insurance Company of New York, to me known to be said person and he signed the above Power of Attorney on behalf of ML Life Insurance Company of New York.

                                           /s/ DENISE MARSHALL
                                           -------------------------------
[SEAL]                                     Notary Public


                                           DENISE A. MARSHALL
                                           Notary Public of New Jersey
                                           My Commission Expires Feb. 24, 2006

                                POWER OF ATTORNEY

     KNOW All MEN BY THESE PRESENTS, that Frederick J.C. Butler, a member of the Board of Directors of ML Life Insurance Company of New York (the "Company"), whose signature appears below, constitutes and appoints Barry G. Skolnick, Frances Grabish and Kirsty Lieberman, respectively, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Registration Statements and Amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, under the Investment Company Act of 1940, where applicable, and the Securities Act of 1933, respectively, with the Securities Exchange Commission, for the purpose of registering any and all variable life and variable annuity separate accounts (collectively "Separate Accounts"), of the Company that may be established in connection with the issuance of any and all variable life and variable annuity contracts funded by such Separate Accounts, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done.




Date:   October 31, 2005                         /s/ FREDERICK J.C. BUTLER
                                              -------------------------------
                                                   Frederick J.C. Butler


State of New Jersey
County of Mercer

     On the 10th day of November, 2005, before me came Frederick J.C. Butler, Director of ML Life Insurance Company of New York, to me known to be said person and he signed the above Power of Attorney on behalf of ML Life Insurance Company of New York


   /s/ DENISE MARSHALL
----------------------------
       [SEAL]
Notary Public

DENISE A. MARSHALL
Notary Public of New Jersey
My Commission Expires Feb. 24, 2006

                                POWER OF ATTORNEY

     KNOW All MEN BY THESE PRESENTS, that Richard M. Drew, a member of the Board of Directors of ML Life Insurance Company of New York (the "Company"), whose signature appears below, constitutes and appoints Barry G. Skolnick, Frances Grabish and Kirsty Lieberman, respectively, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Registration Statements and Amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, under the Investment Company Act of 1940, where applicable, and the Securities Act of 1933, respectively, with the Securities Exchange Commission, for the purpose of registering any and all variable life and variable annuity separate accounts (collectively "Separate Accounts"), of the Company that may be established in connection with the issuance of any and all variable life and variable annuity contracts funded by such Separate Accounts, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done.


                                                   /s/ RICHARD M. DREW
Date:  October 31, 2005                       -------------------------------
                                                      Richard M. Drew

State of
County of

         On the 10th day of November, 2005, before me came Richard M. Drew, Director of ML Life Insurance Company of New York, to me known to be said person and he signed the above Power of Attorney on behalf of ML Life Insurance Company of New York.


   /s/ DENISE A. MARSHALL
----------------------------
       [SEAL]
Notary Public


DENISE A. MARSHALL
Notary Public of New Jersey
My Commission Expires Feb. 24, 2006

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Robert Leon Israeloff, a member of the Board of Directors of ML Life Insurance Company of New York (the "Company"), whose signature appears below, constitutes and appoints Barry G. Skolnick, Frances Grabish and Kirsty Lieberman, respectively, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Registration Statements and Amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, under the Investment Company Act of 1940, where applicable, and the Securities Act of 1933, respectively, with the Securities Exchange Commission, for the purpose of registering any and all variable life and variable annuity separate accounts (collectively "Separate Accounts"), of the Company that may be established in connection with the issuance of any and all variable life and variable annuity contracts funded by such Separate Accounts, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done.


                                                /s/ ROBERT LEON ISRAELOFF
Date:  October 31, 2005                       -------------------------------
                                                   Robert Leon Israeloff

State of New Jersey
County of Mercer

     On the 10th day of November, 2005, before me came Robert Leon Israeloff, Director of ML Life Insurance Company of New York, to me known to be said person and he signed the above Power of Attorney on behalf of ML Life Insurance Company of New York.

   /s/ DENISE A. MARSHALL
----------------------------
       [SEAL]
Notary Public


DENISE A. MARSHALL
Notary Public of New Jersey
My Commission Expires Feb. 24, 2006

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Robert Alexander King, a member of the Board of Directors of ML Life Insurance Company of New York (the
"Company"), whose signature appears below, constitutes and appoints Barry G. Skolnick, Frances Grabish and Kirsty Lieberman, respectively, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Registration Statements and Amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, under the Investment Company Act of 1940, where applicable, and the Securities Act of 1933, respectively, with the Securities Exchange Commission, for the purpose of registering any and all variable life and variable annuity separate accounts (collectively "Separate Accounts"), of the Company that may be established in connection with the issuance of any and all variable life and variable annuity contracts funded by such Separate Accounts, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done.


                                                /s/ ROBERT ALEXANDER KING
Date:  October 31, 2005                       -------------------------------
                                                   Robert Alexander King

State of New Jersey
County of Mercer

     On the 10th day of November, 2005, before me came Robert Alexander King, Director of ML Life Insurance Company of New York, to me known to be said person and he signed the above Power of Attorney on behalf of ML Life Insurance Company of New York.


   /s/ DENISE A. MARSHALL
----------------------------
       [SEAL]
Notary Public


DENISE A. MARSHALL
Notary Public of New Jersey
My Commission Expires Feb. 24, 2006

                                POWER OF ATTORNEY


     KNOW ALL MEN 8Y THESE PRESENTS, that Irving Meyer Pollack, a member of the Board of Directors of ML Life Insurance Company of New York (the "Company"), whose signature appears below, constitutes and appoints Barry G. Skolnick, Frances Grabish and Kirsty Lieberman, respectively, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Registration Statements and Amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, under the Investment Company Act of 1940, where applicable, and the Securities Act of 1933, respectively, with the Securities Exchange Commission, for the purpose of registering any and all variable life and variable annuity separate accounts (collectively "Separate Accounts"), of the Company that may be established in connection with the issuance of any and all variable life and variable annuity contracts funded by such Separate Accounts, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done.

                                                /s/ IRVING MEYER POLLACK
Date:  October 31, 2005                       -------------------------------
                                                   Irving Meyer Pollack


District of Columbia; SS

         On the 10 day of November, 2005 before me came Irving Meyer Pollack, Director of ML Life Insurance Company of New York, to me known to be said person and he signed the above Power of Attorney on behalf of ML Life Insurance Company of New York.



   /s/ JUDY L. MORLIN
----------------------------
       [SEAL]
Notary Public My Commission Expires February 14, 2008.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Cynthia L. Sherman, a member of the Board of Directors of ML Life Insurance Company of New York (the "Company"), whose signature appears below, constitutes and appoints Barry G. Skolnick, Frances Grabish and Kirsty Lieberman, respectively, and each of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Registration Statements and Amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, under the Investment Company Act of 1940, where applicable, and the Securities Act of 1933, respectively, with the Securities Exchange Commission, for the purpose of registering any and all variable life and variable annuity separate accounts (collectively "Separate Accounts"), of the Company that may be established in connection with the issuance of any and all variable life and variable annuity contracts funded by such Separate Accounts, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done.



                                                 /s/ CYNTHIA L. SHERMAN
Date:  October 31, 2005                       -------------------------------
                                                   Cynthia L. Sherman

State of
County of

     On the 23 day of November, 2005, before me came Cynthia L. Sherman, Director of ML Life Insurance Company of New York, to me known to be said person and she signed the above Power of Attorney on behalf of ML Life Insurance Company of New York.

   /s/ TERESA DOANE
----------------------------
       [SEAL]
Notary Public

TERESA WEBB DOANE
MY COMMISSION #DD 276733
Expires: December 27, 2007
Bonded Thru Notary Public Underwriters

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Concetta M. Ruggiero, a member of the Board of Directors of ML Life Insurance Company of New York (the "Company"), whose signature appears below, constitutes and appoints Barry G. Skolnick, Frances Grabish and Kirsty Lieberman, respectively, and each of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign any and all Registration Statements and Amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, under the Investment Company Act of 1940, where applicable, and the Securities Act of 1933, respectively, with the Securities Exchange Commission, for the purpose of registering any and all variable life and variable annuity separate accounts (collectively "Separate Accounts"), of the Company that may be established in connection with the issuance of any and all variable life and variable annuity contracts funded by such Separate Accounts, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done.


                                                 /s/ CONCETTA M. RUGGIERO
Date:  October 31, 2005                       -------------------------------
                                                   Concetta M. Ruggiero

State of
County of

     On the 7th day of December, 2005, before me came Concetta M. Ruggiero Director of ML Life Insurance Company of New York, to me known to be said person and she signed the above Power of Attorney on behalf of ML Life Insurance Company of New York.


   /s/   RUTH A. WALL
----------------------------
       [SEAL]           Notary Public

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS, that Barry G. Skolnick, a member of the Board of Directors of ML Life Insurance Company of New York (the "Company"), whose signature appears below, constitutes and appoints, Frances Grabish and Kirsty Lieberman, respectively and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to sign any and all Registration Statements and Amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, under the Investment Company Act of 1940, where applicable, and the Securities Act of 1933, respectively, with the Securities Exchange Commission, for the purpose of registering any and all variable life and variable annuity separate accounts (collectively "Separate Accounts"), of the Company that may be established in connection with the issuance of any and all variable life and variable annuity contracts funded by such Separate Accounts, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done.




Effective Date: October 31, 2005


                                                  /s/ Barry G. Skolnick
                                                  ---------------------
                                                    Barry G. Skolnick


State of New Jersey
County of Mercer



     On the 8th day of December, 2005, before me came Barry G. Skolnick, Director of ML Life Insurance Company of New York, to me known to be said person and he signed the above Power of Attorney on behalf of ML Life Insurance
Company of New York.


   /s/ DENISE A. MARSHALL
----------------------------
       [SEAL]
Notary Public


DENISE A. MARSHALL
Notary Public of New Jersey
My Commission Expires Feb. 24, 2006

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that Paul Michalowski a member of the Board of Directors of Merrill Lynch Life Insurance Company (the "Company"), whose signature appears below, constitutes and appoints Barry G. Skolnick, Frances Grabish and Kirsty Lieberman, respectively, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to sign any and all Registration Statements and Amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, under the Investment Company Act of 1940, where applicable, and the Securities Act of 1933, respectively, with the Securities Exchange Commission, for the purpose of registering any and all variable life and variable annuity separate accounts (collectively "Separate Accounts"), of the Company that may be established in connection with the issuance of any and all variable life and variable annuity contracts funded by such Separate Accounts, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done.



Effective Date: January 6, 2006



                                                   /s/ Paul Michalowski
                                                   --------------------
                                                     Paul Michalowski



State of New Jersey
County of Mercer

     On the 6th day of February, 2006 before me came Paul Michalowski, Director of ML Life Insurance Company of New York, to me known to be said person and he signed the above Power of Attorney on behalf of ML Life Insurance Company of New York.


                                                  /s/ Denise Marshall
                                                  -------------------
[SEAL]                                               Notary Public


                                                   DENISE A. MARSHALL
                                              Notary Public of New Jersey
                                          My Commission Expires Feb. 24, 2006

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that John C. Carroll a member of the Board of Directors of Merrill Lynch Life Insurance Company (the "Company"), whose signature appears below, constitutes and appoints Barry G. Skolnick, Frances Grabish and Kirsty Lieberman, respectively, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to sign any and all Registration Statements and Amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, under the Investment Company Act of 1940, where applicable, and the Securities Act of 1933, respectively, with the Securities Exchange Commission, for the purpose of registering any and all variable life and variable annuity separate accounts (collectively "Separate Accounts"), of the Company that may be established in connection with the issuance of any and all variable life and variable annuity contracts funded by such Separate Accounts, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done.



Effective Date: January 6, 2006



                                                   /s/ John C. Carroll
                                                   -------------------
                                                     John C. Carroll



State of New Jersey
County of Mercer

     On the 3rd day of February, 2006 before me came John C. Carroll, Director of ML Life Insurance Company of New York, to me known to be said person and he signed the above Power of Attorney on behalf of ML Life Insurance Company of New York.


                                                  /s/ Denise Marshall
                                                  -------------------
[SEAL]                                               Notary Public


                                                   DENISE A. MARSHALL
                                              Notary Public of New Jersey
                                          My Commission Expires Feb. 24, 2006